                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 3, 1998
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                                AMAZON.COM, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                           000-22513                   91-1646860
   ----------------------------           ---------------------         ------------------
   (State or Other Jurisdiction           (Commission File No.)            (IRS Employer
        of Incorporation)                                               Identification No.)
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                  1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
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          (Address of principal executive offices, including Zip Code)


                                 (206) 622-2335
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         (a)      THE JUNGLEE MERGER

         On August 3, 1998, Amazon.com, Inc. ("Amazon.com") entered into a definitive agreement for the acquisition of all of the outstanding capital stock of Junglee Corp., a Delaware corporation ("Junglee"), pursuant to an Agreement and Plan of Merger dated as of August 3, 1998 (the "Junglee Merger Agreement"), by and among Amazon.com, Junglee and AJ Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Amazon.com ("Junglee Merger Sub").
Subject to the satisfaction of certain conditions precedent, Junglee Merger Sub will be merged with and into Junglee, with Junglee as the surviving corporation
(the "Junglee Merger").

         Junglee, founded in June 1996 and based in Sunnyvale, California, has developed World Wide Web-based virtual database technology to help consumers find products on the Internet.

         Amazon.com will issue approximately 1,600,000 shares of Amazon.com common stock, par value $.01 per share ("Amazon.com Common Stock"), and assume all outstanding options in connection with the acquisition of Junglee, pursuant to the formula set forth below.

         Pursuant to the terms of the Junglee Merger Agreement, at the effective time of the Junglee Merger, each issued and outstanding share of Junglee common stock, par value $.001 per share (the "Junglee Common Stock"), including each share of Junglee Common Stock issued upon conversion of each issued and outstanding share of Junglee Series A Preferred Stock, par value $.001 per share, Series B Preferred Stock, par value $.001 per share, and Series C
Preferred Stock, par value $.001 per share (together with the Junglee Common
Stock, the "Junglee Capital Stock"), other than shares of Junglee Capital Stock, if any, for which dissenters' rights have been or will be perfected in compliance with the applicable laws of the State of Delaware and the State of California, will be converted into the right to receive that number of shares of Amazon.com Common Stock, determined by dividing (i) 1,891,568 by (ii) the total number of shares of Junglee Capital Stock outstanding immediately prior to the effective time on a fully diluted basis, assuming all outstanding options and warrants to purchase shares of Junglee Capital Stock have been validly exercised and issued prior to the effective time (the "Junglee Exchange Ratio").

         In addition, each option to purchase shares of Junglee Common Stock outstanding at the effective time of the Junglee Merger will be assumed by Amazon.com and will be treated as an option to purchase that number of Amazon.com



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

Common Shares equal to the product of the Junglee Exchange Ratio and the number of shares of Junglee Common Stock subject to such option.

         Amazon.com anticipates that the Junglee Merger will be accounted for under the purchase method of accounting.

         Pursuant to the Junglee Merger Agreement, Junglee and its stockholders have agreed to indemnify and hold Amazon.com and the surviving corporation harmless for any losses that may be suffered by Amazon.com or its affiliates arising out of or in connection with any inaccuracy in, or misrepresentation or breach of, any representation or warranty made by Junglee in the Junglee Merger
Agreement and related agreements, or any failure by Junglee to perform its obligations under the Junglee Merger Agreement and related agreements. 190,000 of the shares of Amazon.com Common Stock to be issued in connection with the Junglee Merger will be deposited with an escrow agent to secure such indemnification obligations.

         Pursuant to an Investor Rights Agreement to be executed at the closing of the Junglee Merger (the "Junglee Investor Rights Agreement"), by and between
Amazon.com and the stockholders of Junglee, Amazon.com has agreed to prepare and file with the Securities and Exchange Commission (the "SEC"), within 90 days of the effective time of the Junglee Merger, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), covering the resale of the Amazon.com Common Stock to be issued in the Junglee Merger and to use its best efforts to have the Registration Statement declared effective by the SEC as promptly as practicable thereafter.

         The Junglee Merger Agreement and the form of Junglee Investor Rights
Agreement (together, the "Junglee Agreements") are filed as exhibits to this report and are incorporated herein by reference. The descriptions of the Junglee
Agreements herein do not purport to be complete and are qualified in their entirety by the provisions of the Junglee Agreements.

         (b)      THE PLANETALL MERGER

         On August 3, 1998, Amazon.com entered into a definitive agreement for the acquisition of all of the outstanding capital stock of Sage Enterprises, Inc., a Massachusetts corporation ("PlanetAll"), pursuant to an Agreement and Plan of Merger dated as of August 3, 1998 (the "PlanetAll Merger Agreement"), by and among Amazon.com, PlanetAll and Pacific Acquisition, Inc., a Massachusetts corporation and wholly-owned subsidiary of Amazon.com ("PlanetAll Merger Sub").
Subject to the satisfaction of certain conditions precedent, PlanetAll Merger
Sub will



                                                                          PAGE 2

be merged with and into PlanetAll, with PlanetAll as the surviving corporation (the "PlanetAll Merger").

         PlanetAll, founded in September 1996 and based in Boston, Massachusetts, provides contact management services via the Internet, including Web-based address book, calendar and reminder features.

         Amazon.com will issue approximately 800,000 shares of Amazon.com Common Stock and assume all outstanding options in connection with the acquisition of PlanetAll, pursuant to the formula set forth below.

         Pursuant to the terms of the PlanetAll Merger Agreement, at the effective time of the PlanetAll Merger, each issued and outstanding share of PlanetAll common stock, par value $.01 per share (the "PlanetAll Common Stock"), and each issued and outstanding share of PlanetAll Series A Preferred Stock, par value $.01 per share, and Series B Preferred Stock, par value $.01 per share (together with the PlanetAll Common Stock, the "PlanetAll Capital Stock"), other than shares of PlanetAll Capital Stock, if any, for which dissenters' rights have been or will be perfected in compliance with the applicable laws of the Commonwealth of Massachusetts, will be converted into the right to receive that number of shares of Amazon.com Common Stock, determined by dividing (i) 900,000 by (ii) the total number of shares of PlanetAll Capital Stock outstanding immediately prior to the effective time on a fully diluted basis (assuming all outstanding options and warrants to purchase shares of PlanetAll Capital Stock have been validly exercised and issued prior to the effective time (the "PlanetAll Exchange Ratio").

         In addition, each option to purchase shares of PlanetAll Common Stock outstanding at the effective time of the PlanetAll Merger will be assumed by Amazon.com and will be treated as an option to purchase that number of Amazon.com Common Shares equal to the product of the PlanetAll Exchange Ratio and the number of shares of PlanetAll Common Stock subject to such option. Any warrants to purchase shares of PlanetAll Capital Stock outstanding at the effective time will be assumed by Amazon.com and will constitute a warrant to acquire that number of shares of Amazon.com Common Stock equal to the product of the PlanetAll Exchange Ratio and the number of shares of PlanetAll Capital Stock subject to such warrant.

         Amazon.com anticipates that the PlanetAll Merger will be accounted for under the pooling of interests method of accounting.

         Pursuant to the PlanetAll Merger Agreement, PlanetAll and its stockholders have agreed to indemnify and hold Amazon.com and the surviving corporation harmless for any losses that may be suffered by Amazon.com or its affiliates arising



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

out of or in connection with any inaccuracy in, or misrepresentation or breach of, any representation or warranty made by PlanetAll in the PlanetAll Merger Agreement and related agreements or any failure by PlanetAll to perform its obligations under the PlanetAll Merger Agreement and related agreements. Shares representing 10% of the Amazon.com Common Stock to be issued at the effective time of the PlanetAll Merger will be deposited with an escrow agent to secure such indemnification obligations.

         Pursuant to an Investor Rights Agreement to be executed at the closing of the PlanetAll Merger (the "PlanetAll Investor Rights Agreement"), by and between Amazon.com and the stockholders of PlanetAll, Amazon.com has agreed to prepare and file with the SEC, within 45 days of the effective time of the PlanetAll Merger, a Registration Statement on Form S-3 under the Securities Act covering the resale of the Amazon.com Common Stock to be issued in the PlanetAll Merger and to use its best efforts to have the Registration
Statement declared effective by the SEC as promptly as practicable thereafter.

         The PlanetAll Merger Agreement and the form of PlanetAll Investor Rights Agreement (together, the "PlanetAll Agreements") are filed as exhibits to this report and are incorporated herein by reference. The descriptions of the PlanetAll Agreements herein do not purport to be complete and are qualified in their entirety by the provisions of the PlanetAll Agreements.

         (c)      Exhibits

                     2.1 Agreement and Plan of Merger dated as of August 3, 1998, by and among Amazon.com, Inc., AJ Acquisition, Inc. and Junglee Corp.

                     2.2 Agreement and Plan of Merger dated as of August 3, 1998, by and among Amazon.com, Inc., Pacific Acquisition, Inc. and Sage Enterprises, Inc.

                     99.1 Form of Investor Rights Agreement by and between Amazon.com, Inc. and certain stockholders of Junglee Corp. named therein.

                     99.2 Form of Investor Rights Agreement by and between Amazon.com, Inc. and the stockholders of Sage Enterprises, Inc.

                     99.3            Press Release issued August 3, 1998



                                                                          PAGE 4
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMAZON.COM, INC.



Dated:  August 6, 1998             By /s/ Joy D. Covey
                                      --------------------
                                          Joy D. Covey
                                          Chief Financial Officer, Vice
                                          President, Finance
                                          and Administration, and Secretary



                                                                          PAGE 5

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                                  EXHIBIT INDEX

      Exhibit Number           Description
      --------------           -----------
          2.1            Agreement and Plan of Merger dated as of August 3, 1998,
                         by and among Amazon.com, Inc., AJ Acquisition, Inc. and
                         Junglee Corp.

          2.2 Agreement and Plan of Merger dated as of August 3, 1998, by and among Amazon.com, Inc., Pacific Acquisition,
                         Inc. and Sage Enterprises, Inc.

          99.1           Form of Investor Rights Agreement by and between Amazon.com,
                         Inc. and certain stockholders of Junglee Corp. named therein.

          99.2           Form of Investor Rights Agreement by and between Amazon.com,
                         Inc. and the stockholders of Sage Enterprises, Inc.

          99.3           Press Release issued August 3, 1998
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